TIDAL TRUST II 485BPOS

Exhibit 99(g)(i)(27)

FORM OF

TWENTY-EIGHTH AMENDMENT TO THE

TIDAL TRUST II

CUSTODY AGREEMENT

THIS TWENTY-EIGHTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Custody Agreement dated as of July 7, 2022, as amended (the “Agreement”), is entered into by and between TIDAL TRUST II, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business at Minneapolis, Minnesota (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Reflect the following name changes:

●	Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF (f/k/a Defiance Nasdaq 100 Enhanced Options Income ETF)

●	Defiance R2000 Enhanced Options & 0DTE Income ETF (f/k/a Defiance R2000 Enhanced Options Income ETF)

●	Defiance S&P 500 Enhanced Options & 0DTE Income ETF (f/k/a Defiance S&P 500 Enhanced Options Income ETF)

Add the following funds:

●	Defiance Enhanced Long Vol ETF

●	Defiance Enhanced Short Vol ETF

●	Defiance Leveraged Long + Income AAPL ETF

●	Defiance Leveraged Long + Income AMD ETF

●	Defiance Leveraged Long + Income AMZN ETF

●	Defiance Leveraged Long + Income BRK.B ETF

●	Defiance Leveraged Long + Income COIN ETF

●	Defiance Leveraged Long + Income GOOG ETF

●	Defiance Leveraged Long + Income HIMS ETF

●	Defiance Leveraged Long + Income HOOD ETF

●	Defiance Leveraged Long + Income META ETF

●	Defiance Leveraged Long + Income NFLX ETF

●	Defiance Leveraged Long + Income NVDA ETF

●	Defiance Leveraged Long + Income PLTR ETF

●	Defiance Leveraged Long + Income SMCI ETF

●	Defiance Leveraged Long + Income TSLA ETF

●	Defiance Vol Carry Hedged ETF

●	LevMax™ AMZN Monthly 3x1 ETF

●	LevMax™ Bitcoin Monthly 3x1 ETF

●	LevMax™ BRK-B Monthly 3x1 ETF

●	LevMax™ COIN Monthly 3x1 ETF

●	LevMax™ HOOD Monthly 3x1 ETF

●	LevMax™ MSFT Monthly 3x1 ETF

●	LevMax™ MSTR Monthly 3x1 ETF

●	LevMax™ NVDA Monthly 3x1 ETF

●	LevMax™ PLTR Monthly 3x1 ETF

●	LevMax™ RDDT Monthly 3x1 ETF

●	LevMax™ SMCI Monthly 3x1 ETF

●	LevMax™ TSLA Monthly 3x1 ETF

●	YieldMax® AFRM Option Income Strategy ETF

●	YieldMax® APP Option Income Strategy ETF

●	YieldMax® ARM Option Income Strategy ETF

●	YieldMax® AVGO Option Income Strategy ETF

●	YieldMax® CRWD Option Income Strategy ETF

●	YieldMax® GME Option Income Strategy ETF

●	YieldMax® HIMS Option Income Strategy ETF

●	YieldMax® IONQ Option Income Strategy ETF

●	YieldMax® LLY Option Income Strategy ETF

●	YieldMax® RDDT Option Income Strategy ETF

●	YieldMax® SPOT Option Income Strategy ETF

●	YieldMax® UBER Option Income Strategy ETF

WHEREAS, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Eighth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		U.S. BANK NATIONAL ASSOCIATION

By:		By:

Name:	Eric Falkeis	Name:	Gregory Farley

Title:	Principal Executive Officer	Title:	Sr. Vice President

Date:		Date:

Exhibit A to the Custody Agreement

Separate Series of Tidal Trust II

Name of Series:

Blueprint Chesapeake Multi-Asset Trend ETF

Cambria Chesapeake Pure Trend ETF

Carbon Collective Climate Solutions U.S. Equity ETF

Carbon Collective Short Duration Green Bond ETF

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

Clockwise Core Equity & Innovation ETF

CoreValues Alpha Greater China Growth ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance AI & Power Infrastructure ETF

Defiance Daily Target 2X Long AMAT ETF

Defiance Daily Target 2X Long ANET ETF

Defiance Daily Target 2X Long ARM ETF

Defiance Daily Target 2X Long AVGO ETF

Defiance Daily Target 2X Long China Dragons ETF

Defiance Daily Target 2X Long Copper ETF

Defiance Daily Target 2X Long CVNA ETF

Defiance Daily Target 2X Long DJT ETF

Defiance Daily Target 2X Long DKNG ETF

Defiance Daily Target 2X Long FSLR ETF

Defiance Daily Target 2X Long GOLD ETF

Defiance Daily Target 2X Long HIMS ETF

Defiance Daily Target 2X Long HOOD ETF

Defiance Daily Target 2X Long IONQ ETF

Defiance Daily Target 2X Long JPM ETF

Defiance Daily Target 2X Long LLY ETF

Defiance Daily Target 2X Long MRVL ETF

Defiance Daily Target 2X Long MSTR ETF

Defiance Daily Target 2X Long NVO ETF

Defiance Daily Target 2X Long OKLO ETF

Defiance Daily Target 2X Long ORCL ETF

Defiance Daily Target 2X Long PENN ETF

Defiance Daily Target 2X Long PM ETF

Defiance Daily Target 2X Long QBTS ETF

Defiance Daily Target 2X Long RDDT ETF

Defiance Daily Target 2X Long RGTI ETF

Defiance Daily Target 2X Long RIOT ETF

Defiance Daily Target 2X Long RKLB ETF

Defiance Daily Target 2X Long SMCI ETF

Defiance Daily Target 2X Long SOFI ETF

Defiance Daily Target 2X Long Solar ETF

Defiance Daily Target 2X Long SOUN ETF

Defiance Daily Target 2X Long UBER ETF

Defiance Daily Target 2X Long VST ETF

Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF

Defiance Daily Target 2X Short LLY ETF

Defiance Daily Target 2X Short MSTR ETF

Defiance Daily Target 2X Short PLTR ETF

Defiance Daily Target 2X Short QBTS ETF

Defiance Daily Target 2X Short RGTI ETF

Defiance Daily Target 2X Short RIOT ETF

Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Short SMCI ETF

Defiance Developed Markets Enhanced Options Income ETF

Defiance Emerging Markets Enhanced Options Income ETF

Defiance Enhanced Long Vol ETF

Defiance Enhanced Short Vol ETF

Defiance Gold Enhanced Options Income ETF

Defiance Hot Sauce 2X Strategy ETF

Defiance Large Cap ex-Mag 7 ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOG ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income MSTR ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long MSTR ETF

Defiance MAGA Seven ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF

Defiance Nasdaq 100 Income Target ETF

Defiance Nasdaq 100 LightningSpread™ Income ETF

Defiance Oil Enhanced Options Income ETF

Defiance R2000 Enhanced Options & 0DTE Income ETF

Defiance R2000 Income Target ETF

Defiance Russell 2000 LightningSpread™ Income ETF

Defiance S&P 500 Enhanced Options & 0DTE Income ETF

Defiance S&P 500 Income Target ETF

Defiance S&P 500 LightningSpread™ Income ETF

Defiance Silver Enhanced Options Income ETF

Defiance Treasury Alternative Yield ETF

Defiance Treasury Enhanced Options Income ETF

Defiance Trillion Dollar Club Index ETF

Defiance Vol Carry Hedged ETF

DGA Absolute Return ETF

Even Herd Long Short ETF

Grizzle Growth ETF

Hilton Small-MidCap Opportunity ETF

Hilton Capital BDC Bond Index ETF

iREIT® - MarketVector Quality REIT Index ETF

LevMax™ AMZN Monthly 3x1 ETF

LevMax™ Bitcoin Monthly 3x1 ETF

LevMax™ BRK-B Monthly 3x1 ETF

LevMax™ COIN Monthly 3x1 ETF

LevMax™ HOOD Monthly 3x1 ETF

LevMax™ MSFT Monthly 3x1 ETF

LevMax™ MSTR Monthly 3x1 ETF

LevMax™ NVDA Monthly 3x1 ETF

LevMax™ PLTR Monthly 3x1 ETF

LevMax™ RDDT Monthly 3x1 ETF

LevMax™ SMCI Monthly 3x1 ETF

LevMax™ TSLA Monthly 3x1 ETF

Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Nicholas Crypto Income ETF

Peerless Option Income Wheel ETF

Pinnacle Focused Opportunities ETF

Quantify Absolute Income ETF

STKD Bitcoin & Gold ETF

STKd 100% COIN & 100% NVDA ETF

STKd 100% NVDA & 100% MSTR ETF

STKd 100% MSTR & 100% COIN ETF

STKd 100% COIN & 100% HOOD ETF

STKd 100% NVDA & 100% AMD ETF

STKd 100% TSLA & 100% MSTR ETF

STKd 100% TSLA & 100% NVDA ETF

STKd 100% SMCI & 100% NVDA ETF

STKd 100% UBER & 100% TSLA ETF

STKd 100% META & 100% AMZN ETF

Return Stacked® Bonds & Futures Yield ETF

Return Stacked® U.S. Stocks & Futures Yield ETF

Return Stacked® Bonds & Managed Futures ETF

Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF

Return Stacked® Bonds & Merger Arbitrage ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Roundhill Generative AI & Technology ETF

Tactical Advantage ETF

YieldMax™ AAPL Option Income Strategy ETF

YieldMax™ Short AAPL Option Income Strategy ETF

YieldMax™ ABNB Option Income Strategy ETF

YieldMax™ ADBE Option Income Strategy ETF

YieldMax™ AI Option Income Strategy ETF

YieldMax™ AMD Option Income Strategy ETF

YieldMax™ AMZN Option Income Strategy ETF

YieldMax™ BA Option Income Strategy ETF

YieldMax™ BIIB Option Income Strategy ETF

YieldMax™ Bitcoin Option Income Strategy ETF

YieldMax™ BRK.B Option Income Strategy ETF

YieldMax™ COIN Option Income Strategy ETF

YieldMax™ Short COIN Option Income Strategy ETF

YieldMax™ DIS Option Income Strategy ETF

YieldMax™ Gold Miners Option Income Strategy ETF

YieldMax™ GOOGL Option Income Strategy ETF

YieldMax™ Innovation Option Income Strategy ETF

YieldMax™ Short Innovation Option Income Strategy ETF

YieldMax™ INTC Option Income Strategy ETF

YieldMax™ JPM Option Income Strategy ETF

YieldMax™ KWEB Option Income Strategy ETF

YieldMax™ META Option Income Strategy ETF

YieldMax™ MRNA Option Income Strategy ETF

YieldMax™ MSFT Option Income Strategy ETF

YieldMax™ Short N100 Option Income Strategy ETF

YieldMax™ NFLX Option Income Strategy ETF

YieldMax™ NKE Option Income Strategy ETF

YieldMax™ NVDA Option Income Strategy ETF

YieldMax™ Short NVDA Option Income Strategy ETF

YieldMax™ ORCL Option Income Strategy ETF

YieldMax™ PYPL Option Income Strategy ETF

YieldMax™ ROKU Option Income Strategy ETF

YieldMax™ SNOW Option Income Strategy ETF

YieldMax™ XYZ Option Income Strategy ETF

YieldMax™ TGT Option Income Strategy ETF

YieldMax™ TLT Option Income Strategy ETF

YieldMax™ TSLA Option Income Strategy ETF

YieldMax™ Short TSLA Option Income Strategy ETF

YieldMax™ XBI Option Income Strategy ETF

YieldMax™ XOM Option Income Strategy ETF

YieldMax™ ZM Option Income Strategy ETF

YieldMax™ MSTR Option Income Strategy ETF

YieldMax™ Ultra Option Income Strategy ETF

YieldMax™ Magnificent 7 Fund of Option Income ETFs

YieldMax™ Universe Fund of Option Income ETFs

YieldMax™ BABA Option Income Strategy ETF

YieldMax™ CVNA Option Income Strategy ETF

YieldMax™ DKNG Option Income Strategy ETF

YieldMax™ HOOD Option Income Strategy ETF

YieldMax™ JD Option Income Strategy ETF

YieldMax™ MARA Option Income Strategy ETF

YieldMax™ PDD Option Income Strategy ETF

YieldMax™ PLTR Option Income Strategy ETF

YieldMax™ RBLX Option Income Strategy ETF

YieldMax™ SHOP Option Income Strategy ETF

YieldMax™ SMCI Option Income Strategy ETF

YieldMax™ TSM Option Income Strategy ETF

YieldMax™ Ether Option Income Strategy ETF

YieldMax™ Target 12™ Semiconductor Option Income ETF

YieldMax™ Target 12™ Biotech & Pharma Option Income ETF

YieldMax™ Target 12™ Energy Option Income ETF

YieldMax™ Target 12™ Real Estate Option Income ETF

YieldMax™ Target 12™ Tech & Innovation Option Income ETF

YieldMax™ Target 12™ Big 50 Option Income ETF

YieldMax™ Target 25™ Bitcoin Option Income ETF

YieldMax™ Dorsey Wright Hybrid 5 Income ETF

YieldMax™ Dorsey Wright Featured Income ETF

YieldMax™ AI & Tech Portfolio Option Income ETF

YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF

YieldMax™ China Portfolio Option Income ETF

YieldMax™ Semiconductor Portfolio Option Income ETF

YieldMax™ Biotech & Pharma Portfolio Option Income ETF

YieldMax™ Ultra Short Option Income Strategy ETF

YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF

YieldMax™ R2000 0DTE Covered Call Strategy ETF

YieldMax™ S&P 500 0DTE Covered Call Strategy ETF

YieldMax™ MSTR Short Option Income Strategy ETF

YieldMax™ AMD Short Option Income Strategy ETF

YieldMax™ AMZN Short Option Income Strategy ETF

YieldMax™ MARA Short Option Income Strategy ETF

YieldMax™ Bitcoin Short Option Income Strategy ETF

YieldMax™ META Short Option Income Strategy ETF

YieldMax™ SMCI Short Option Income Strategy ETF

YieldMax™ Target 25™ AI Option Income ETF

YieldMax™ Target 25™ AMD Option Income ETF

YieldMax™ Target 25™ AMZN Option Income ETF

YieldMax™ Target 25™ COIN Option Income ETF

YieldMax™ Target 25™ MARA Option Income ETF

YieldMax™ Target 25™ MSTR Option Income ETF

YieldMax™ Target 25™ NVDA Option Income ETF

YieldMax™ Target 25™ PLTR Option Income ETF

YieldMax™ Target 25™ SMCI Option Income ETF

YieldMax™ Target 25™ TSLA Option Income ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF